UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2022

 Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
3150 Pleasant View Road
Middleton, WI 53562
(Address of principal executive offices) (Zip Code)
608-829-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NTUS	The Nasdaq Stock Market LLC
(The Nasdaq Global Market)

Item 5.07.	Submission of Matters to a Vote of Security Holders
Following the Annual Meeting of the Stockholders of Natus Medical Incorporated (the “Company”) on June 15, 2022 (the “Annual Meeting”), Broadridge, the Company's Transfer Agent, delivered its final vote tabulation on June 15, 2022 that certified the voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting.
As of the close of business on April 18, 2022, the record date for the Annual Meeting, 34,581,270 shares of the Company's common stock (“Common Stock”), were outstanding and entitled to vote. 31,119,721 shares of Common Stock were voted by proxy at the Annual Meeting, representing 89.99% of the shares entitled to vote.
The final voting results for the Annual Meeting are as follows:

Proposal 1: Election of the following directors:

Nominee
	For	Against	Abstain	Broker Non-Votes
Ilan Daskal	28,554,001	1,370,377	98,738	1,096,605
Eric J. Guerin	29,388,286	528,020	106,810	1,096,605
Lisa Wipperman Heine	27,852,374	2,064,032	106,710	1,096,605
Joshua H. Levine	29,492,430	423,003	107,683	1,096,605
Bryant M. Moore	29,112,122	804,182	106,812	1,096,605
Alice D. Schroeder	28,701,658	1,223,695	97,763	1,096,605
Thomas J. Sullivan	29,603,809	323,622	95,685	1,096,605

Proposal 2: Approval of Amended and Restated 2011 Employee Stock Purchase Plan.
For	Against	Abstain	Broker Non-Votes
29,714,237	191,187	117,692	1,096,605

Proposal 3: Advisory vote to approve the Company’s Named Executive Officer compensation.
For	Against	Abstain	Broker Non-Votes
7,361,635	22,365,583	295,898	1,096,605

Proposal 4: Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm.
For	Against	Abstain	Broker Non-Votes
30,890,027	106,517	123,177
No other matters were considered or voted upon at the meeting.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED (Registrant)

Dated: June 15, 2022	By:	/s/ B. Drew Davies
Executive Vice President and Chief Financial Officer